May 3, 2022 Q1 2022 Financial Results Conference Call Slides

The image part with relationship ID rId17 was not found in the file. Safe Harbor Statement 1 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our annual enrollment opportunity; our operational focus in 2022; our expected cash collections for Medicare Advantage plans; our estimated memberships; our long-term opportunities for profitable growth; and our 2022 annual guidance for total revenue, GAAP net loss, adjusted EBITDA, and total cash flow. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

The image part with relationship ID rId17 was not found in the file. 8.0m Our Enrollment Remains a Small Portion of our Total Medicare Advantage Annual Opportunity 2 4.2m 3.8m Estimated New to MA (Age-ins + shifted from traditional Medicare) Estimated Switchers Within MA Estimated Medicare Advantage Opportunity for FY 2021 (1) (2) 400k eHealth’s 400k Medicare Advantage Approved Members in FY2021 represented 5% of total estimated annual enrollment opportunity Tapping into a large greenfield opportunity. New to MA members represented ~43% of our total MA approved members with policy effective date of Jan 1, 2022 (1) We estimate our New to MA opportunity as follows: 2021 total enrollment growth for MA enrollments, net of estimated deaths and individuals that left MA (assumed at 5% of 2020 total MA enrollments) (Source: CMS) (2) We estimate 2021 Switchers within MA as follows: total 2020 MA enrollments (Source: CMS) multiplied by an assumed 15% annual switching rate, based on 11% switching during the AEP and 4% during OEP (Source: Deft). (3) Sum of estimated Switchers within MA and Estimated New to MA members. eHealth’s Approved MA members for FY 2021 (3)

The image part with relationship ID rId17 was not found in the file. Q1 2022 Financial Highlights 3 Estimated commission generating Medicare Advantage membership of 586K grew 9% year-over-year Q1 2022 revenue declined 22% year-over-year to $105.3MM; Q1 2022 GAAP net loss was $(32.7)MM (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Total Medicare approved members declined by 22% year-over-year Medicare Advantage LTV of $948 decreased 2% year-over-year from $968 in Q1 2021 Adjusted EBITDA(1) loss of ($24.8)MM, compared to $17.3MM in Q1 2021 Fully unassisted online submissions for Medicare Advantage grew 50% compared to Q1 2021 Q1 enrollments and revenue declined YoY reflecting lower telephonic conversions and our decision to reduce investment in agent-driven enrollments in 2022 Online business continued to scale driving significant enrollment growth at attractive unit economics

The image part with relationship ID rId17 was not found in the file. - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 - 50,000 100,000 150,000 200,000 250,000 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Es tim at ed M em be rs hi p Ap pr ov ed \N ew P ay in g M em be rs Approved MA Members (1) New Paying MA Members (2) Estimated Ending (Paying) MA Membership (3) eHealth MA Membership Growth 4 Paying policies with policy effective date Jan 1, 2022 (last AEP enrollments) demonstrated persistency through the first three active months more than 10% higher than cohorts with effective dates of Jan 1, 2021. (1) Approved MA members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) New Paying MA Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (3) Estimated Ending (Paying) MA Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission.

The image part with relationship ID rId17 was not found in the file. Q1 2022 Total Revenue 5 Total revenue declined 22% on a year-over-year basis due primarily to a $27.8 million decrease in Medicare commission revenue. In the remainder of 2022, we plan to back on our investment in telephonic enrollments to reduce reliance on our lowest ROI demand generation channels as we implement initiatives to increase the effectiveness of our marketing and telesales organization Decline in approved Medicare commission revenue during the quarter was partially offset by a year- over-year increase in Medicare advertising revenue of $4.9 million. Total Revenue $ 134.2 $ 105.3 Q1-FY21 Q1-FY22 Total Revenue ($MM) (22%)

The image part with relationship ID rId17 was not found in the file. 7,853 11,567 Q1-FY21 Q1-FY22 Major Medicare Online Unassisted Submissions 47% Q1 2022 Major Medicare Online Applications 6 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans Major Medicare Online Unassisted SubmissionsOnline business continues to generate strong growth. Unassisted online applications for major Medicare(1) products grew 47% year-over- year 11.5% of major Medicare submissions were online unassisted for Q1 2022 compared to 6% in Q1 2021

The image part with relationship ID rId17 was not found in the file. Q1 2022 Net Loss and Adj. EBITDA(1) 7 (1) Adjusted EBITDA is calculated by excluding the impacts from preferred stock, interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Exceeded expectations due to significant growth in Medicare enrollments Net Loss Adjusted EBITDA Q1 2022 Net Loss and Adjusted EBITDA reflect the impact of lower telephonic conversion rates and the early stages of the implementation of our cost transformation initiatives. ($0.8) ($32.7) Q1-FY21 Q1-FY22 Net Loss ($MM) $17.3 ($24.8) Q1-FY21 Q1-FY22 Adjusted EBITDA ($MM)

The image part with relationship ID rId17 was not found in the file. Q1 2022 Medicare Segment Revenue and Loss 8 Medicare Segment Revenue Medicare Segment Profit (Loss) (1) (1) Segment profit (loss) is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock- based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage. $121.0 $95.1 Q1-FY21 Q1-FY22 Medicare Segment Revenue ($MM) (21%) $24.5 ($14.8) Q1-FY21 Q1-FY22 Medicare Segment Profit (Loss) ($MM) Q1 2022 Medicare segment revenue and earnings declined on a year-over-year basis. Medicare commission revenue declined 24% while advertising revenue grew 88% YoY Medicare residual or “tail” revenue was positive, just over zero

The image part with relationship ID rId17 was not found in the file. IFP/SMB Revenue and Segment Profit declined compared to Q1 2022 due to lower IFP/SMB tail revenue of $3.0MM compared to $5.3MM million in Q1 of 2021 IFP initial revenue grew 10% year-over-year in Q1 2022 Q1 2022 IFP/SMB Segment Revenue and Profit 9 IFP/SMB Segment Revenue IFP/SMB Segment Profit (1) (1) Segment profit is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage. $13.2 $10.2 Q1-FY21 Q1-FY22 Individual, Family, and Small Business Segment Revenue ($MM) (23%) $8.1 $5.3 Q1-FY21 Q1-FY22 Individual, Family, and Small Business Segment Profit ($MM) (35%)

The image part with relationship ID rId17 was not found in the file. 2020 MA cohorts have now achieved break even, i.e., the variable acquisition cost compared to cash collections generated by the cohort to date These cohorts will be generating positive cash flow going forward as we continue to collect monthly renewal payments. Medicare Advantage Variable Cost and Cash Collection 10 (1) Medicare Advantage (MA) variable cost and cash collections are grouped by member cohorts based on policy effective date (2) Variable cost includes variable marketing and customer care & enrollment costs allocated to the MA members (3) Cash collected are commissions for MA members. For the first year, it also includes non-commission revenue allocated to the MA product 2015 2016 2017 2018 2019 2020 2021 Jan -Apr'22 Cohorts Medicare Advantage Variable Cost and Cash Collection (1) per Medicare Advantage Member Variable Cost First Year Cash Collected Renewal Cash Collected Until Q1 22 Receivables Outstanding as of Q1 22 Va ria bl e C os t To be Collected Breakeven (2) (3)

The image part with relationship ID rId17 was not found in the file. Trailing Twelve Months (“TTM”) Medicare Segment Commissions Cash Collections 11 Q1 2022 TTM Medicare Segment commissions cash collections increased by 8% year- over-year Cash collections continue to outpace membership growth TTM Medicare Segment commissions cash collections per MA equivalent member(1) of $441 grew 2% year-over- year +41% +45% +44% +37% +50% +49%+47% +48% +39% +39% +37% +31% +8% +32% +32% +34% +46% +44% +37% +33% +23% +20% +22% +19% +10% +3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $50 $100 $150 $200 $250 $300 $350 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 TTM Medicare Segment Commissions Cash Collections TTM Medicare Segment Commissions Cash Collections Y/Y % Estimated Medicare Membership Growth Y/Y % ($MM) TTM Medicare Segment Commissions Cash Collections (1) MA Equivalent member is calculated as the total number of estimated Medicare Advantage and Medicare Supplement membership and 25% of the estimated Medicare Part D membership during the period presented. (TTM)

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2019 12 (7) MA Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Approved Members(1) 167,073 64,898 60,477 44,999 217,278 106,884 78,569 36,836 177,469 82,431 Estimated Beginning (Paying) Membership(2) 309,180 404,694 384,513 407,243 421,237 533,282 538,716 562,905 559,235 632,574 New Paying Members(3) 116,351 86,299 57,232 44,528 136,857 140,997 77,710 38,193 109,927 117,643 Estimated Ending (Paying) Membership(4) 404,694 384,513 407,243 421,237 533,282 538,716 562,905 559,235 632,574 585,824 Medicare Advantage Plan Member Turnover(5) 20,837 106,480 34,502 30,534 24,812 135,563 53,521 41,863 36,588 164,393 Trailing Twelve Month Member Turnover(6) 107,641 168,996 177,783 192,353 196,328 225,411 244,430 255,759 267,535 296,365

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2019 (cont’d) 13 (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months. (7) Q1’20 is actual membership instead of reported

The image part with relationship ID rId17 was not found in the file. 2022 Guidance 14 2022 Full Year Guidance Range (in millions) Total Revenue $448 - $470 GAAP Net Loss $(106) - $(83) Adjusted EBITDA(1) $(64) - $(37) Total cash outflow, excluding the impact of our $70 million term loan and associated costs $140 - $120 For the full year ending December 31, 2022, we are reaffirming the following guidance ranges: (1) Adjusted EBITDA is calculated by excluding the impacts from preferred stock, interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

Confidential and proprietary Appendix

The image part with relationship ID rId17 was not found in the file. Net Loss to Adjusted EBITDA Reconciliation 16 2022 2021 Net loss attributable to common stockholders: (39,961) (800) Paid-in-kind dividends for preferred stock 4,717 — Change in preferred stock redemption value 2,502 — GAAP net income (loss) (32,742) (800) Stock-based compensation expense 5,285 11,402 Depreciation and amortization 4,778 3,944 Amortization of intangible assets — 176 Restructuring and reorganization charges 4,823 2,431 Other (income) expense, net 1,021 (150) Provision for (benefit from) income taxes (7,993) 308 Adjusted EBITDA (24,828) 17,311 Three Months Ended March 31, (In thousands)

The image part with relationship ID rId17 was not found in the file. Low High GAAP net loss attributable to common stockholders ($137) ($114) Impact from preferred stock 31 31 GAAP net loss (106) (83) Stock-based compensation expense 31 31 Depreciation and amortization 18 18 Restructuring and reorganization charges 15 15 Amortization of intangible assets - - Other income, net (1) (1) Benefit from income taxes (21) (17) Adjusted EBITDA ($64) ($37) Full Year 2022 Guidance (In millions) FY 2022 Guidance Net Loss to Adjusted EBITDA Reconciliation 17